Other assets (Tables) - MiX Telematics Limited [Member]	12 Months Ended
Mar. 31, 2024
Schedule of other assets

The following is a summary of other assets (in thousands):

	As of March 31,
	2023	2024
Deferred commissions	$6,014	$9,088
Loans to external parties and other receivables	498	474
Lease receivables - non-current	$292	$499
Total other assets	$6,804	$10,061

Schedule of deferred commissions

Deferred commissions arise from commissions paid to sales employees and external third parties to obtain contracts with customers, unless the amortization period is 12 months or less, in which instance it is expensed immediately. The following is a summary of the amortization expense (in thousands):

	As of March 31,
	2023	2024
Amortization recognized during the year:	$(4,276)	$(5,894)
– Cost of revenue (external commissions)	(3,366)	(4,977)
– Sales and marketing (internal commissions)	(910)	(917)